Exhibit 99.1 INVESTOR PRESENTATION NASDAQ CM: BIOL October 2020Exhibit 99.1 INVESTOR PRESENTATION NASDAQ CM: BIOL October 2020

Safe Harbor Statement Statements made in this presentation and during discussions with BIOLASE representative’s that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches. You are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, the effects of the COVID-19 pandemic and the actions taken to contain it, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made in this presentation or during discussions with BIOLASE representatives. 2Safe Harbor Statement Statements made in this presentation and during discussions with BIOLASE representative’s that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches. You are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, the effects of the COVID-19 pandemic and the actions taken to contain it, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made in this presentation or during discussions with BIOLASE representatives. 2

BIOLASE Overview Complete line of products for Leading global provider of dental Sold over 40,000 laser systems into general dentists, specialists and lasers for cosmetic, restorative and 80 countries to date dental practitioners surgical applications Experienced management team Established revenue base Large IP portfolio – 257 issued and effectively transitioning BIOLASE from R&D focus to commercial 43 pending patents success and profitable growth 3BIOLASE Overview Complete line of products for Leading global provider of dental Sold over 40,000 laser systems into general dentists, specialists and lasers for cosmetic, restorative and 80 countries to date dental practitioners surgical applications Experienced management team Established revenue base Large IP portfolio – 257 issued and effectively transitioning BIOLASE from R&D focus to commercial 43 pending patents success and profitable growth 3

Full-Spectrum of Laser Systems and Consumables

Waterlase Express™

- Small, easy to operate and cost-effective Waterlase
- Vivid HD tablet user interface
- Exclusive procedural animations
- Rich on-board reference library and Customer Care Button

Waterlase iPlus™

- All-Tissue dental laser- 80 FDA cleared indications
- Replaces drill with substantial reduced need for anesthesia for teeth & bone
- Replaces scalpel for minimally invasive, minimally bleeding microsurgery for soft tissues



ALL TISSUE LASER SOLUTIONS
SOFT TISSUE LASER SOLUTIONS
TIPS AND ACCESSORIES

257 issued and 43 pending patents

Epic Pro™

- Powerful and capable diode dental laser ever
- Speed, comfort, and precision cutting
- Leverages IPG Medical technology

Epic X™

- Surgery, fast tooth whitening and pain therapy in one device
- Ultra portable for multiple-operatory use

Epic H™

- Designed by hygienists, for hygienists
- FDA cleared for laser bacterial reduction ("LBR")

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Advancing Dentistry
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Lasers Widely Used in Medicine üMinimally invasive LASIK üLess bleeding/trauma üFaster healing üEnhanced precision üMore patient-friendly experience Training is the key driver of adoption – Waterlase Mentoring Experience (WME) Program 5Lasers Widely Used in Medicine üMinimally invasive LASIK üLess bleeding/trauma üFaster healing üEnhanced precision üMore patient-friendly experience Training is the key driver of adoption – Waterlase Mentoring Experience (WME) Program 5

COVID-19 CDC/ADA provides new guidance is well positioned to benefit!COVID-19 CDC/ADA provides new guidance is well positioned to benefit!

Aerosol Production and Contamination Risk The risk of cross contamination in the dental office is HIGH due to aerosol production 50ml/min 8ml/min Dental Drill Waterlase Dentistry 7Aerosol Production and Contamination Risk The risk of cross contamination in the dental office is HIGH due to aerosol production 50ml/min 8ml/min Dental Drill Waterlase Dentistry 7

Epic Hygiene – The right product at the right time! Sales Aid Practice Guidebook 8Epic Hygiene – The right product at the right time! Sales Aid Practice Guidebook 8

10,000+ Attendees: 3,000+ Follow-Ups

Webinar series featuring the top names in dentistry, including:



zoom

Dr. Christensen: Post-COVID Growth
800+ attendees
200+ follow-up requests



Dr. Low: Perio & Implantitis
2,500+ attendees
900+ follow-up requests



Paula Quinn, RDH: Hygiene
1,000+ attendees
250+ follow-up requests



Theresa Duncan: Reimbursement
700+ attendees
200+ follow-up requests



Dr. Luccarelli: Ortho
700+ attendees
300+ follow-up requests



Dr. Murzyn-Danzter: Pediatrics
1,500+ attendees
350+ follow-up requests

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Advancing Dentistry
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BIOLASE Partnership Program (BPP)


WE'RE
OPEN

- ✓ Enables customers to generate revenue without any cash outflow in 2020
- ✓ Puts money in the customers pocket now
- ✓ Write off the entire amount of purchase in 2020 without making any payments until 2021
- ✓ When offices open, it will be critical to get patients to come back right away - Biolase provides compelling reasons to see their dentist!
- ✓ In-office training: No travel, no need to spend time away from the office, staff can participate. Facilitates true integration throughout the office. Includes ongoing personal coaching

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Is targeting the right segments for growthIs targeting the right segments for growth

A Significant Growth Opportunity An estimated 60 Million people in U.S. alone have gum disease and increased health risk due to the connection between oral and systemic health Under-diagnosed, Under-treated, Peri-implantitis Stats on #s going to dentist Under-managed • Over 2.7 million implants placed 1/3 of the US Population avoids in 2017 with a 6% increase going to the dentist because of 1 each year 4 “dental anxiety or fear” • Nearly 20% of implants are considered failing after 2 years 2 (ADA 2014) • Over 500,000 implants per year in USA need attention for peri implantitis and that number 3 continues to grow • Waterlase lasers are an effective, safe solution to preserving sick implants *Source: P.I. Eke, B.A. Dye, L. Wei, G.O. Thorton-Evans, and R.J. Genco. Prevalence of Periodontitis in Adults in the United States: 2009 and 2010. J DENT RES 0022034512457373, first published on August 30, 2012 as doi:10.1177/0022034512457373 1 NIH: Trends in Dental Implant Use in the U.S., 1999–2016, and Projections to 2026 Link: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6854267/ 2 JADA: Failed dental implants Diagnosis, removal and survival of reimplantations Link: https://jada.ada.org/article/S0002-8177%2814%2960193-8/abstract 3 RDH: Peri-implantitis patient will end up in your chair Link: https://www.rdhmag.com/pathology/periodontitis/article/14071644/how-dental-hygienists-can-manage-periimplantitis-patients 4 DentaVox survey of 18,000 people WW – DENTAVOX: OVER 60% OF PEOPLE WORLDWIDE SUFFER FROM DENTAL FEAR Link: https://www.biospace.com/article/-dentavox-over-60-percent-of-people- worldwide-suffer-from-dental-fear-4-percent-have-never-visited-a-dentist/ 12A Significant Growth Opportunity An estimated 60 Million people in U.S. alone have gum disease and increased health risk due to the connection between oral and systemic health Under-diagnosed, Under-treated, Peri-implantitis Stats on #s going to dentist Under-managed • Over 2.7 million implants placed 1/3 of the US Population avoids in 2017 with a 6% increase going to the dentist because of 1 each year 4 “dental anxiety or fear” • Nearly 20% of implants are considered failing after 2 years 2 (ADA 2014) • Over 500,000 implants per year in USA need attention for peri implantitis and that number 3 continues to grow • Waterlase lasers are an effective, safe solution to preserving sick implants *Source: P.I. Eke, B.A. Dye, L. Wei, G.O. Thorton-Evans, and R.J. Genco. Prevalence of Periodontitis in Adults in the United States: 2009 and 2010. J DENT RES 0022034512457373, first published on August 30, 2012 as doi:10.1177/0022034512457373 1 NIH: Trends in Dental Implant Use in the U.S., 1999–2016, and Projections to 2026 Link: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6854267/ 2 JADA: Failed dental implants Diagnosis, removal and survival of reimplantations Link: https://jada.ada.org/article/S0002-8177%2814%2960193-8/abstract 3 RDH: Peri-implantitis patient will end up in your chair Link: https://www.rdhmag.com/pathology/periodontitis/article/14071644/how-dental-hygienists-can-manage-periimplantitis-patients 4 DentaVox survey of 18,000 people WW – DENTAVOX: OVER 60% OF PEOPLE WORLDWIDE SUFFER FROM DENTAL FEAR Link: https://www.biospace.com/article/-dentavox-over-60-percent-of-people- worldwide-suffer-from-dental-fear-4-percent-have-never-visited-a-dentist/ 12

NEW! Just Released. Minimally invasive perio protocols for the Complete Office. Waterlase Mentoring Experience Landmark Study FDA Clearance 12/19 LBR Clearance 03/20 55% Sales Closure McGuire Release 7/2020 13NEW! Just Released. Minimally invasive perio protocols for the Complete Office. Waterlase Mentoring Experience Landmark Study FDA Clearance 12/19 LBR Clearance 03/20 55% Sales Closure McGuire Release 7/2020 13

WME for the General Dentist 14WME for the General Dentist 14

Real Perio Results… Backed by Real Research


JUST RELEASED!

New Standard of Care Protocols for Perio Excellence

- The minimally invasive Waterlase REPAIR™ protocols achieve **superior patient reported outcomes** (less pain, swelling, bruising) and **faster procedure times** — with equivalent clinical results to the latest open flap techniques.
- Results supported by **landmark, first-of-its-kind studies** designed to meet the stringent **AAP Best Evidence Consensus** standard.

Personalized Training for Clinicians & Staff

- **No travel required!** In-office training by Periodontists—for Periodontists, with ongoing personal coaching, facilitates true integration throughout the office—**at no charge**.

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Advancing Dentistry
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Opportunity Zone ENDODONTICSOpportunity Zone ENDODONTICS

® GentleWave by Sonendo Waterlase Endodontics Solving the Irrigation Problem- A Clean Canal Traditional irrigation typically does not produce the webbing between the main canals FDA clearance in 2014 u Slower procedure u Less versatile “The postop cone beams u Higher Capital cost are phenomenal” u Disposable cost $ Dr. Banchs $85M Raised by Sonendo 17® GentleWave by Sonendo Waterlase Endodontics Solving the Irrigation Problem- A Clean Canal Traditional irrigation typically does not produce the webbing between the main canals FDA clearance in 2014 u Slower procedure u Less versatile “The postop cone beams u Higher Capital cost are phenomenal” u Disposable cost $ Dr. Banchs $85M Raised by Sonendo 17

Key Drivers of Adoption

"LASIK" surgery provides a good model for the potential adoption of Waterlase

LASIK



Waterlase



	FDA Clearance	Clinical Support	Corporate Adoption	Education
LASIK	✓	✓	✓	✓
Waterlase	✓	In-Progress	In-Progress	In-Progress
		McGuire Study [1]	**Dental Service Organization Pilot**	**Waterlase Mentoring Experience ("WME")**
		Waterlase vs. Traditional Periodontal Therapy	1.000+ Office Opportunity	Try before you buy with enhanced training Over 50% success rate

40+ Million Procedures WW [2]

[1] McGuire Institute & Biolase Inc. Study - Controlled Study Comparing REPaiR® and MIST Therapies for Treatment of Periodontitis Link: https://clinicaltrials.gov/ct2/show/NCT04169139
[2] American Refractive Surgery Council: Everything You Need to Know About LASIK Eye Surgery Link: https://americanrefractivesurgerycouncil.org/everything-you-think-you-know-about-lasik-eye-surgery/

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Advancing Dentistry
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Competitive Landscape

Dental Lasers Sold Global Share


All Tissue
13%
Diodes
87%

The majority of lasers sold are Diodes. **BIOLASE commands a dominant or significant share in both markets.**

All Tissue Lasers Global Share[1]


Deka 7%
Others 4%
J.Morita 9%
Syneron
11%
Biolase
52%
Fotona
14%

~2/3 of our 300+ patents related to all tissue lasers

Diode Lasers Global Share


Elexxion AG
4%
Sirona 6%
Deka 5%
DenMat 3%
ARC Laser
7%
All others
22%
GIGAA 7%
Biolase 24%
Kavo 8%
AMD 14%

Diode lasers are the
#3 sought-out technologies
Source: Dental Compare

[1] All tissue is hard and soft tissue

Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports.

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Advancing Dentistry

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BIOLASE Opportunity

Current All Tissue Laser Market Penetration

Every 1% increase
in adoption in US =
over $50M in revenue
for BIOLASE



7%

Strategy to expand and grow the US Pie:

DSOs

1,300 DSOs, 16% of Mkt, 15% CAGR

- *Heartland- active trial
- Clear Choice- active trial
- DCA- customer
- Dental One- customer
- Aspen- active trial

*If 30% of Heartland offices adopted = **$15M**

PERIO

~5K Periodontists

- McGuire Landmark Study- JOP
- Histology study- JOIP
- Evidence-based positioning
- Noninvasive approach
- Revision surgery

If an additional 20% of Perios adopted = **$50M**

ENDO

~5K Endodontists

- Key Influencers endorsing/promoting
- Waterlase Endo Academy established
- Virtual training established
- Solves pain point

If an additional 10% of Endos adopted = **$25M**

HYGIENE

200K Hygienists, 35% Mkt Adoption

- Hygiene only device
- LBR clearance to support non-aerosol
- Preventative Perio Treatment Protocol
- ROI: 3 months

If market penetration increased 5% = **$70M**

WME -GPs

~150K GPs

- WME "Training First"
- Early majority segment
- Referral "flywheel"
- Expands procedures
- ROI: 4-7 months

WME process= **$8M/year**

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Advancing Dentistry
biolase.com
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THANK YOU For further information, please contact: John Beaver, EVP, CFO & COO, BIOLASE, Inc. Email: jbeaver@biolase.com Phone: 949-226-8124 NASDAQ CM: BIOLTHANK YOU For further information, please contact: John Beaver, EVP, CFO & COO, BIOLASE, Inc. Email: jbeaver@biolase.com Phone: 949-226-8124 NASDAQ CM: BIOL